
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 28, 1999


                  Advanta Conduit Receivables, Inc., as Sponsor
          on behalf of Advanta Revolving Home Equity Loan Trust 1999-B
             (Exact name of registrant as specified in its charter)

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
                Nevada                              333-75295                         88-0360305
    -------------------------------         ------------------------       -------------------------------
    (State or Other Jurisdiction of         (Commission File Number)       (I.R.S. Employer Identification
            Incorporation)                                                               No.)

                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

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
                Nevada                              333-77927                        88-0360305
     (State or other jurisdiction                  (Commission                      (IRS Employer
           of incorporation)                      File Number)                        ID Number)

      Attention: General Counsel
      10790 Rancho Bernardo Road
         San Diego, California                                                          92127
    (Address of principal executive                                                   (Zip Code)
               offices)

Registrant's Telephone Number,
including area code:                                                                (619) 674-1800
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          (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $1,699,051,007.20 in principal amount of Advanta Revolving Home Equity Loan Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-75295) (the "Registration Statement").

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Revolving Home Equity Loan Trust 1999-B (the "Trust") which issued approximately $275,000,000 in aggregate principal amount of its Revolving Home Equity Loan Asset Backed Notes (the "Notes"), on September 28, 1999 (the "Closing Date").

                  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions issued in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The primary assets of the Trust are pool of adjustable-rate home equity revolving credit line loans (the "Mortgage Loans"), used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan, secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated August 10, 1999, the Preliminary Prospectus Supplement dated September 15, 1999 filed pursuant to Rule 424(b)(3) of the Act with the Commission and the Prospectus Supplement dated September 21, 1999 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated September 28, 1999.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated September 28, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ADVANTA CONDUIT RECEIVABLES, INC.

                              By: /s/    Michael Coco
                                  ----------------------------------------------
                                  Name:  Michael Coco
                                  Title: Vice President

                              ADVANTA CONDUIT RECEIVABLES, INC., as Sponsor on behalf of Advanta Revolving Home Equity Loan Trust 1999-B.

                              By: /s/    Michael Coco
                                  ----------------------------------------------
                                  Name:  Michael Coco
                                  Title: Vice President

Dated:  September 28, 1999

                                  EXHIBIT INDEX

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
   Exhibit No.     Description
   -----------     -----------
       5.1         Opinion of Dewey Ballantine LLP regarding legality of the
                   registered securities, dated as of September 28, 1999.

       8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of September 28, 1999.
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